NEITHER  THIS  OPTION NOR SHARES OF  PREFERRED  STOCK TO BE ISSUED UPON
EXERCISE OF THIS OPTION NOR THE SHARES OF COMMON STOCK ISSUED UPON ANY CONVERSION OF SUCH PREFERRED STOCK ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS.


                               MEDIA SOURCE, INC.

                  OPTION TO PURCHASE SHARES OF PREFERRED STOCK


         Background Statements:


                  I. Media Source, Inc., a Delaware corporation (the "Company") is indebted to S. Robert Davis (referred to herein, together with any subsequent holder of the Option, the "Option Holder" or "Holder of the Option") in the principal amount of $500,000 pursuant to a Promissory Note dated July 16, 1997, (the "Indebtedness") which Indebtedness is due and payable in August, 2000.

                  II. The Company desires to restructure a portion of its short-term debt into long-term debt and has requested that Option Holder extend the due date of the Indebtedness until January 1, 2003 in return for the grant of this Option, Option Holder has so agreed, upon the terms and conditions set forth herein.


                           --------------------------


     THIS OPTION TO PURCHASE SHARES OF PREFERRED STOCK CERTIFIES THAT, for value received, Option Holder is entitled to subscribe to and purchase from theCompany an aggregate of One Hundred Thousand (100,000) shares (subject to adjustment as specified in Section 6 hereof) of fully paid and nonassessable, Series A Convertible Preferred Stock of the Company (the "Option Stock"), at the price of $1.97 per share, (such price and such other price as shall result, from time to time, from the adjustments specified in Section 6 hereof, is referred to herein as the "Exercise Price"), subject to the provisions and upon the terms and conditions set forth herein.

1. Creation of Preferred Stock. Upon the exercise by Option Holder of this Option in whole or in part, the Company shall forthwith, but in no event later than ten (10) business days thereafter, cause to be executed and filed with the Secretary of State in Delaware pursuant to Section 151(g) of the Delaware General Corporation Law, as amended, a Certificate of Designation in the form attached hereto as Exhibit "A," which Certificate of Designation has been approved by the Company's Board of Directors.


2. Increase in Authorized Shares of Common Stock. At the annual meeting of the stockholders of the Company to be held in 2000, the Company shall recommend, submit for the approval of the stockholders, and solicit proxies for an increase in the Company's authorized shares of common stock to that number of shares which will accommodate the exercise of this Option and the full conversion of the Preferred Stock into common stock of the Company. From and after the date of such approval, the Company shall at all times have authorized and reserved for the purpose of the issuance upon exercise of the purchase rights set forth herein and the conversion of the Preferred Stock, a sufficient number of shares of Company common stock to provide for the exercise of this Option and the full conversion into common stock of the Preferred Stock. If such an increase is not approved by the Company's stockholders at such meeting, Option Holder may, in his discretion, declare the due date thereof to be the original due date of August 1, 2000.


3.       Conditions to Exercise.

                  The purchase right represented by this Option is exercisable, in whole or in part, as to the Option Stock at any time, and from time to time, on or before 5:00 p.m. Eastern Time on February 1, 2003. This Option shall expire and shall not be exercisable after 5:00 p.m., Eastern Time on February 1, 2003.

4.       Method of Exercise, Payment; Issuance of New Option.

                  Subject to Section 1 hereof, the purchase right represented by this Option may be exercised at any time, and from time to time, by the surrender of this Option (with the Notice of Exercise form attached hereto duly executed) at the principal office of the Company and by the payment to the Company, by check in an amount equal to the then applicable Exercise Price per share multiplied by the number of shares of the Option Stock then being purchased. In the event of any exercise of the rights represented by this Option, a certificate for the shares of the Option Stock so purchased shall be delivered to the Option Holder within a reasonable time, but not later than ten
(10) business days after exercise. A Option shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of the Option Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Unless this Option has been fully exercised or has expired, a new Option representing the number of shares with respect to which this Option shall not then have been exercised shall also be issued to the Option Holder within such reasonable time, but not later than ten (10) business days after exercise.

5.       Stock Fully Paid; Reservation of Shares.

                  All Option Stock which may be issued upon the exercise of the rights represented by this Option will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

6.       Adjustment of Purchase Price and Number of Shares.

                  The number and kind of securities purchasable upon the exercise of this Option and the Exercise Price shall be subject to adjustment, from time to time, upon the happening of the following events:

6.1. Reclassification, Consolidation or Merger. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall, unless it has assumed the obligations of the Company generally as a matter of law, assume by written instrument executed and mailed or delivered to the registered holder thereof at the last address of such holder appearing on the books of the Company, this Option, and lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive in lieu of the shares of the Preferred Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Preferred Stock equal to the number of shares of such Preferred Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Option (including an amendment to the Certificate of Designation) to the end that the provision hereof (including without limitation provisions for adjustment of the Option purchase price and of the number of shares purchasable and receivable upon the exercise of this Option and adjustment of the conversion feature set forth in the Certificate of Designation) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

6.2. Subdivision or Combination of Shares. If the Company at any time while this Option remains outstanding and unexpired shall subdivide or combine its common stock, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination and the conversion feature set forth in the Certificate of Designation shall be amended so that the number of shares of Common Stock issuable upon conversion shall be as if such subdivision or combination had taken place after the issuance of the Preferred Stock.

6.3. Stock Dividends. If the Company at any time while this Option is outstanding and unexpired shall pay a dividend, or make any other distribution to its stockholders (except any distribution specifically provided for in the foregoing Section 6.1 or 6.2) payable in common stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of common stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Preferred Stock outstanding immediately after such dividend or distribution.

6.4. Adjustment of Number of Shares. Upon each adjustment in the Exercise Price as a result of the events set forth in Section 6.2 or 6.3 above, the number of shares of Option Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares of common stock into which the Preferred Stock, if outstanding, would be convertible immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter and the conversion feature set forth in the Certificate of Designation shall be amended so that the number of shares of common stock issuable upon conversion shall be as if such subdivision, combination or stock dividend had taken place after the issuance of the Preferred Stock.

6.5. Covenant Not to Avoid Terms of the Option. The Company covenants that it will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Option Holder against dilution or other impairment.

7.       Notice of Adjustments.

                  Whenever  any  Exercise  Price shall be  adjusted  pursuant to
Section 6 hereof, the Company shall promptly as practicable prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Exercise Price(s) after giving effect to such adjustment, the number of shares which may be purchased upon exercise of a Option which immediately prior thereto could be exercised to purchase one share and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of the Option.

8.       Fractional Shares.

                  No fractional shares of the Option Stock will be issued in connection with any exercise hereunder. In the event an adjustment in the number of shares issuable upon exercise of this Option made pursuant to Section 6 hereof results in a number of shares issuable upon exercise which includes a fraction, this Option may be exercised for the next larger whole number of shares.

9.       No Rights as Stockholders.

                  The Option Holder shall not be entitled by virtue of the terms hereof to vote or receive dividends or be deemed the holder of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Option Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Option shall have been exercised and the Option Stock shall have become deliverable as provided herein.

10.      Replacement of This Option.

                  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Option, the Company, at Option Holders' expense, will execute and deliver, in lieu hereof, a new Option of like tenor.

11.      Governing Law.

                  This Option shall be construed and interpreted in accordance with and governed in all respects by the laws of the State of Delaware.

12.      Notice.

                  All notices, demands, requests and other communications which any party hereto desires or is required to deliver or otherwise give to any other party hereunder shall be in writing and shall be deemed to have been delivered, given and received when personally given or on the third day after it is mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         Notices to the Company:                         Media Source, Inc.
                                                         5720 Avery Road
                                                         Dublin, OH  43016


         Notices to the Option Holder:                   S. Robert Davis
                                                         5720 Avery Road
                                                         Dublin, OH  43016


Notices to the Option Holder shall be to the address set forth above. Notice of a change in the Option Holder's address shall be given to the Company in accordance with this Section 12.

         IN WITNESS WHEREOF, the Company has caused this Option to be executed by its officer duly authorized as of the date set forth below.

                                               MEDIA SOURCE, INC.


Dated as of ____________, 1999                 By:
                                                  -------------------------
                                              Title:
                                                  -------------------------

                               NOTICE OF EXERCISE

TO:      Media Source, Inc.
         5720 Avery Road
Dublin, OH  43016


         Please be advised that __________________________ (the "Option Holder") hereby exercises the Option to purchase ____________________ (______) shares of Series A Convertible Preferred stock of Media Source, Inc. at a purchase price of ________________ ($_____) per share. Enclosed is a check payable to "Media Source, Inc." for _____________________________ as payment for the aforementioned Preferred stock. Also enclosed herewith is my original Option to purchase such Preferred stock.

         Please mail the stock certificate for my Preferred stock to my attention at the following address:

                       ------------------------
                       ------------------------


                                        Sincerely,


                                        -----------------------------
                                        (Name of the Option Holder)

                                        By:
                                        Its:

                               FORM OF ASSIGNMENT

                 (To be signed only upon transfer of the Option)

         For value received, the undersigned hereby sells, assigns and transfers unto __________________________ the rights represented by the within Option to purchase ____________________ (_____) shares of Preferred Stock of MEDIA SOURCE INC., to which the within Option relates, and appoints ___________________________ attorney to transfer such Option on the books of MEDIA SOURCE INC., with full power of substitution in the premises.

         Dated:  _______________.


                                              EXHIBIT ONLY - DO NOT SIGN
                                              (Signature must conform in all
                                               respects to name of holder as
                                               specified on the face of the
                                               Option)

                                               -------------------------------

                                               -------------------------------
                                                          (Address)